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                                                 Form 8-K Report - Exhibit 99.15
                                                 -------------------------------

                              CONSULTING AGREEMENT
                              --------------------


     This Consulting Agreement (the "Agreement") is made and entered into as of the 26th day of February, 2001 and effective as of the Effective Date (defined in Section 11(a) below), by and among GAINSCO Service Corp., a Texas corporation (the "Company"), Robert W. Stallings ("Consultant") and, for the limited purpose set forth on the signature page hereof, GAINSCO, INC., a Texas corporation ("GNA").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Company desires to engage Consultant to provide certain consulting services to the Company for the benefit of the GNA Insurance Subsidiaries (defined in Section 11(a) below), and Consultant desires to provide such services;

     NOW, THEREFORE, in consideration of the premises and covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows, intending to be legally bound thereby:

     1.  Engagement for Consulting Services.  The Company hereby agrees to
         ----------------------------------
retain Consultant, and Consultant hereby agrees to act, as a consultant to the Company for the benefit of the GNA Insurance Subsidiaries, upon the terms and conditions set forth in this Agreement.

     2.  Consultant Duties.
         -----------------

         (a) Consultant agrees to provide valuable consulting services (the "Services") to the Company and the GNA Insurance Subsidiaries with respect to issues that may arise from time to time concerning aspects of the businesses of the GNA Insurance Subsidiaries with which the Consultant has particular expertise or experience, including without limitation (i) providing strategic planning advice to the respective Boards of Directors of the GNA Insurance Subsidiaries, including the analysis of the GNA Insurance Subsidiaries' performance in various sectors of their respective businesses and providing recommendations for growth strategies and opportunities for new markets and products; (ii) providing guidance in regard to consolidation and rationalization of acquired businesses; (iii) providing assistance in identifying, interviewing, and engaging suitable candidates for senior executive positions; (iv) providing assistance in identifying and securing suitable candidates to act as independent directors of GNA Entities; (v) providing assistance in the annual budgetary process of the GNA Insurance Subsidiaries; (vi) providing assistance in the analysis of existing and proposed credit arrangements for GNA Entities and, as and when appropriate, identifying lenders and in negotiating credit documents;
(vii) providing assistance in evaluating when, whether and how GNA Entities should access the public markets for equity or debt capital; and (viii) the identification and assessment of investment opportunities and the presentation of such opportunities to the GNA Insurance Subsidiaries.

         (b) If elected, Consultant agrees to serve as a director of each of GNA, the Company and the GNA Insurance Subsidiaries (collectively, the "GNA Entities"), and to serve as non-executive Vice Chairman of the Board of GNA.

         (c) Consultant shall devote sufficient time and efforts to the affairs of the GNA Entities to perform his obligations under this Agreement, but shall not be required to follow any formal schedule of duties or assignments or any specified time commitment. In the interest of clarity, the parties acknowledge that Consultant shall not be required to devote full time to the performance of his duties hereunder.

     3.  Term.  The term of this Agreement (the "Term") shall commence on the
         ----
Effective Date and shall continue in full force and effect for sixty months from the Effective Date, unless earlier terminated pursuant to Section 8 herein.

     4.  Consulting Fee and Status.
         -------------------------

         (a) In consideration for the provision of the Services by Consultant, the Company shall pay Consultant a consulting fee at the rate of $300,000 per annum (the "Consulting Fee"), which amount shall be payable in approximately equal installments not less than once each month during the Term. Consultant shall not be entitled to receive any additional fees or compensation from the Company in respect of any of the Services, including without limitation with respect to any financings arranged, investments made or other transactions effected any GNA Entity in connection with any investment opportunities identified or presented by Consultant other than with respect to such placement fees earned by and reimbursements paid to Consultant prior to or as of the date of this Agreement.

         (b) Consultant shall be an independent contractor. Consultant shall not be an employee of any GNA Entity or entitled to receive any medical or dental benefits or participate in any retirement or other employee benefit plan of any GNA Entity.

         (c) Nothing contained in this Agreement shall constitute or be construed to be or create a general partnership or joint venture between Consultant and any GNA Entity or their respective successors or assigns.

     5.  Expenses.  The parties anticipate that in connection with the Services,
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Consultant will be required to make payments for travel, entertainment of business associates and similar expenses. The Company shall reimburse Consultant for all appropriate and reasonable expenses authorized by the Company and incurred by Consultant in the performance of his duties hereunder. Consultant shall comply with such budget limitations and approval and reporting requirements with respect to expenses as the Company may establish from time to time.

     6.  Other Activities of Consultant. The Services of Consultant to the GNA
         ------------------------------
Entities are not deemed to be exclusive, and Consultant shall be free to engage in any other business or to render similar services to others. Consultant may engage independently or with others, for its or their own accounts and for the accounts of others, in other business ventures and activities of every nature and description; provided, that the such activities do not interfere in any
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material respect with the performance of Consultant's obligations and duties to the GNA Entities pursuant to this Agreement. No GNA Entity shall have any rights or obligations by virtue of this Agreement in and to such independent ventures and activities or the income or profits derived therefrom. The foregoing notwithstanding, without the prior written consent of GNA in a specific case, Consultant shall at all times adhere to the following:

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

         (a) Consultant shall not act, either as principal or agent, on the opposite side of any transaction in which any GNA Entity is involved (other than with respect to any transaction arising out of Consultant's purchase of Series B Convertible Preferred Shares of GNA).

         (b) Consultant shall at all times conduct all personal transactions in such a manner as to avoid any actual or potential conflict of interest or abuse of Consultant's position of trust and confidence in relation to the GNA Entities.

     7.  Confidentiality.  Each of Consultant and the GNA Entities shall keep
         ---------------
all Confidential Information in confidence, and shall not disclose said information to any other party other than such party's employees, advisors, attorneys and accountants, who will be advised of the confidential nature of information. Each party shall protect the Confidential Information with the same degree of care as such party normally uses in the protection of its confidential and proprietary information. Consultant further agrees not to use Confidential Information received from any GNA Entity for any purpose except in connection with the performance of its duties under this Agreement. The restrictions set forth herein shall not apply with respect to Confidential Information which (i) is already generally available to the public when received by such party; (ii) becomes available to the public through no fault of Consultant or the GNA Entities, as applicable; or (iii) is required to be disclosed by Applicable Law or a Governmental Authority.

     8.  Termination.  This Agreement shall remain in full force and effect
         -----------
for the Term provided in Section 3 hereof unless terminated earlier:

         (a) by Consultant if the Company breaches or otherwise fails to abide by the terms and provisions of this Agreement, including its obligations to pay Consultant the Consulting Fee, and such breach or failure shall continue for a period of ten (10) business days following written notice to the Company of the breach or failure (this clause (ii), a "Company Default");

         (b)  by the Company if the Consultant:

              (i) breaches or otherwise fails to abide by any of the material terms and provisions of this Agreement or any other material agreement between Consultant and the Company and such breach or failure shall continue for a period of ten (10) business days following written notice to Consultant of the breach or failure or if Consultant fails to purchase securities with a purchase price of at least $3,000,000 from GNA prior to July 1, 2001;

              (ii) enters into any agreement with any third party which would be violated in any material respect if Consultant performed his obligations under this Agreement;

              (iii) commits or engages in any malfeasance, bad faith or gross negligence in respect of Consultant's duties pursuant to this Agreement; or

              (iv) is indicted for, is convicted of, enters a plea of no contest in respect of or is enjoined in respect of any felony or violation of any U. S. federal or state securities laws (each a "Consultant Default");

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

         (c) by either the Company or the Consultant in the event that the terms and provisions of this Agreement or the Services provided hereunder are or would be at any time during the Term in violation of any Applicable Law; or

         (d) automatically upon the death or Disability (as defined in Section 11(a)) of Consultant.

If a Company Default shall occur, Consultant may, at his option: (i) seek damages or specific performance of this Agreement, or (ii) terminate this Agreement via written notice to the Company. If a Consultant Default shall occur, the Company may, at its option, (i) seek specific performance of this Agreement or (ii) terminate this Agreement via written notice to Consultant. If a violation of Applicable Law shall occur, either the Company or the Consultant may terminate this Agreement via written notice to the other party. Upon any termination of this Agreement, the Company shall pay Consultant all accrued but unpaid Consulting Fees, prorated for any partial period.

     9.  Indemnification of Consultant.  The Company and its Affiliates agree
         ------------------------------
that Consultant by virtue of his services pursuant to this Agreement is an "Indemnitee" (as such term is defined in Section 7.01 of the GNA Bylaws) who is entitled to indemnification pursuant to Article VII of such Bylaws to the maximum extent set forth therein.

     10.  Miscellaneous.
          --------------

          (a)  Entire Agreement.  This Agreement contains the entire agreement
               ----------------
between the parties hereto with respect to the contents hereof and supersedes all prior agreements and understandings between the parties with respect to such matters, whether written or oral.

          (b)  Severability.  Any provision of this Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or any other provision of this Agreement.

          (c)  Choice of Law.  This Agreement and all matters related thereto
               -------------
shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its conflicts of laws principles.

          (d)  Amendment.  Neither this Agreement nor any term or provision
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hereof may be changed, waived, discharged or amended in any manner other than by an instrument in writing, signed by the party against which the enforcement of the change, waiver, discharge or amendment is sought.

          (e)  Notices.  All notices and communications pertaining to this
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Agreement or the transactions contemplated hereby shall be made in writing and shall be deemed sufficiently given when delivered in person or by overnight carrier, when sent by facsimile, telegram or other telephonic communications (provided such notice is also sent by United States mail), or on the second day after being deposited in the United States mail, first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

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               To Company:    GAINSCO Service Corp.
                              500 Commerce Street
                              Fort Worth, Texas  76102-5439
                              Facsimile:  (817) 338-1454
                              Attention:  President

               To Consultant: Robert W. Stallings
                              3828 Beverly
                              Dallas, Texas  75205
                              Facsimile:  (214) 521-5220

         (f)  Assignment.  This Agreement is personal to Consultant and may not
              ----------
be assigned by Consultant, provided that Consultant shall have the right to
                           --------
assign this Agreement to any entity of which Consultant and his immediate family members own all of the outstanding ownership interests without the prior consent of the Company, provided further, that all of such assignee's obligations pursuant to this Agreement shall continue to be performed by Consultant individually. The Company shall have the right to assign this Agreement to any GNA Entity or its successors or assigns without the prior written consent of Consultant, provided that all covenants and agreements herein shall inure to the
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benefit of, and be enforceable by and against, such successors or assigns.

         (g)  Binding Effect.  This Agreement shall be binding upon the parties
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hereto, their respective successors, permitted assigns, heirs, executors, administrators, receivers, trustees and other legal representatives.

         (h)  Guarantee of Obligations.  GNA hereby guarantees the obligations
              ------------------------
of the Company under this Agreement and Consultant may, in the event of a Company Default, enforce his rights under this Agreement against GNA.

     11.  Definitions; Interpretation.
          ---------------------------

          (a) As used in this Agreement, the following terms will have the following meanings:

          "Agreement" has the meaning ascribed to it in the first paragraph of this document.

          "Applicable Law" means any statute, law, rule, policy, guideline or regulation or any judgment, order, writ, injunction, or decree of any Governmental Authority to which any of Consultant, any GNA Entity or any of their respective properties is subject.

          "Company" has the meaning ascribed to it in the first paragraph of this document.

          "Company Default" has the meaning ascribed to it in Section 8(a) of this document.

          "Confidential Information" means information received by Consultant from any GNA Entity or received by any GNA Entity from Consultant that is not generally known or

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

which would logically be considered confidential or proprietary, or which would do any GNA Entity or Consultant, as applicable, harm if divulged, or which is marked "Confidential Information."

          "Consultant" has the meaning ascribed to it in the first paragraph of this document.

          "Consultant Default" has the meaning ascribed to it in Section 8(b) of this document.

          "Consulting Fee" has the meaning ascribed to it in Section 4(a) of this document.

          "Disability" with respect to Consultant shall be deemed to exist in accordance with Section 6(a)(i) if the Consultant meets the definition of either "disabled" or "disability" under the terms of GNA's long-term disability benefit program. Any refusal by Consultant to submit to a reasonable medical examination to determine whether Consultant is so disabled shall be deemed to constitute conclusive evidence of Consultant's disability.

          "Effective Date" means such date as Bank One, N.A. has provided its approval to this agreement and the other transactions described in those certain Securities Purchase Agreements entered into by GNA and certain investors as of the date first set forth above.

          "GNA" has the meaning ascribed to it in the first paragraph of this document.

          "GNA Entities" has the meaning ascribed to it in Section 2(b) of this document.

          "GNA Insurance Subsidiaries" means MGA Insurance Company, Inc., a Texas corporation; GAINSCO County Mutual Insurance Company, a Texas mutual insurance company; General Agents Insurance Company of America, Inc., an Oklahoma corporation; and Midwest Casualty Insurance Company, a North Dakota insurance corporation. In the event that any of the GNA Entities hereafter disposes of any such company, or acquires any additional insurance company subsidiary, the definition of GNA Insurance Subsidiaries shall be deemed amended to delete reference to any such sold Company, or to add any such acquired company, as the case may be.

          "Governmental Authority" means any U.S. federal, state, local, foreign, supernational or supranational court or tribunal, governmental, regulatory or administrative agency, department, bureau, authority, commission or arbitral panel.

          "Services" has the meaning ascribed to it in Section 2(a) of this document.

          "Term" has the meaning ascribed to it in Section 3 of this document.

          "U.S." means United States of America.

          (b) The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. For purposes of this Agreement, the words "includes" and "including" shall mean "including without limitation" and

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the word "or" is used in the inclusive sense. All capitalized terms defined herein are equally applicable to both the singular and plural forms.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written, effective the Effective Date.


                              COMPANY:

                              GAINSCO Service Corp.



                              By:  /s/ Glenn W. Anderson
                                   ----------------------
                              Name:  Glenn W. Anderson
                                    ---------------------
                              Title: President
                                     --------------------



                              CONSULTANT:


                              /s/  Robert W. Stallings
                              ------------------------
                              Robert W. Stallings


          GNA has executed this Agreement as of the day and year first above written for the sole purpose of acknowledging its obligations under Section 10(h) of this Agreement.


                              GNA:

                              GAINSCO, INC.



                              By:  /s/ Glenn W. Anderson
                                 -----------------------
                              Name: Glenn W. Anderson
                                    --------------------
                              Title: President
                                     -------------------


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